Regulatory Matters	6 Months Ended
Jun. 30, 2025
Regulated Operations [Abstract]
Regulatory Matters	REGULATORY MATTERS
Regulation of the Corporation's utilities is generally consistent with that disclosed in Note 2 of the Corporation's annual audited consolidated financial statements ("2024 Annual Financial Statements"). A summary of significant outstanding regulatory matters follows.

ITC
MISO Base ROE: In October 2024, the Federal Energy Regulatory Commission ("FERC") issued an order that revised the base rate of return on common equity ("ROE") for transmission owners operating in the Midcontinent Independent System Operator, Inc. ("MISO") region, including ITC, from 10.02% to 9.98%, with a maximum ROE inclusive of incentives not to exceed 12.58%. The order also directed the payment of certain refunds, with interest, by December 2025, for the 15-month period from November 2013 through February 2015, and prospectively from September 2016. Certain MISO transmission owners, including ITC, filed a request for rehearing with FERC in November 2024, and filed an appeal of the order with the U.S. Court of Appeals for the District of Columbia Circuit ("D.C. Circuit Court") in January 2025, with particular focus on the refund period and related interest. In March 2025, FERC addressed the request for rehearing but made no changes to the order. The timing and outcome of the appeal filed with the D.C. Circuit Court are unknown.

Transmission Incentives: In 2021, FERC issued a supplemental notice of proposed rulemaking ("NOPR") on transmission incentives modifying the proposal in the initial NOPR released by FERC in 2020. The supplemental NOPR proposes to eliminate the 50-basis point regional transmission organization ("RTO") ROE incentive adder for RTO members that have been members for longer than three years. The timing and outcome of this proceeding are unknown.
UNS Energy
TEP General Rate Application: In June 2025, TEP filed a general rate application with the Arizona Corporation Commission ("ACC") requesting new rates effective September 1, 2026 using a December 31, 2024 test year, with post-test year adjustments through June 30, 2025. The application requests an allowed ROE of 10.5%, a common equity component of capital structure of approximately 55%, and rate base of US$4.3 billion. The application includes a US$172 million net increase in retail revenue including savings associated with fuel costs. It also proposes to phase-out or eliminate certain adjustor mechanisms, and requests an annual formulaic rate adjustment mechanism consistent with the ACC's approval of a formula rate policy statement in 2024.

UNS Gas General Rate Application: In November 2024, UNS Gas filed a general rate application with the ACC requesting an increase in gas delivery rates effective February 1, 2026. In January 2025, UNS Gas filed supplemental material proposing an annual formulaic rate adjustment mechanism. The outcome of this proceeding is unknown.

Central Hudson
2025 General Rate Application: In August 2024, Central Hudson filed a general rate application with the New York State Public Service Commission ("PSC") requesting an increase in electric and gas delivery rates effective July 1, 2025. In May 2025, Central Hudson filed a joint proposal with the PSC, which provides for a three-year rate plan with retroactive application to July 1, 2025, and continuation of a 9.5% allowed ROE and a 48% common equity component of capital structure. An order is expected in the second half of 2025.

Enforcement Proceeding: Following a Show Cause Order issued in 2024, the PSC issued an order in March 2025 to commence an enforcement proceeding in connection with a gas-related explosion that occurred in November 2023. The timing and outcome of this proceeding are unknown.

FortisBC Energy and FortisBC Electric
2025-2027 Rate Framework: In March 2025, the British Columbia Utilities Commission issued a decision on FortisBC's application with respect to the rate framework for 2025 through 2027. The rate framework builds upon the previous multi-year rate plan and includes, amongst other items, updates to depreciation and capitalized overhead rates, a revised level of operation and maintenance expense per customer indexed for inflation less a fixed productivity adjustment factor, a similar approach to growth capital, a forecast approach to sustaining and other capital, continued collection of an innovation fund recognizing the need to accelerate investment in clean energy innovation, and the continued sharing with customers of variances from the allowed ROE. The rate framework also includes the continuation of deferral mechanisms included in the previous multi-year rate plan.

FortisAlberta
Generic Cost of Capital ("GCOC") Decision: FortisAlberta filed an appeal with respect to the Alberta Utilities Commission's ("AUC") decision on the 2024 GCOC proceeding based on FortisAlberta's business and regulatory risks associated with Rural Electrification Associations located in its service area. In March 2025, the Court of Appeal of Alberta ("Court of Appeal") dismissed the appeal.

Third Performance-based Rate-setting ("PBR") Term Decision: In 2023, the AUC issued a decision establishing the parameters for the third PBR term for the period of 2024 through 2028. FortisAlberta sought permission to appeal the decision to the Court of Appeal on the basis that the AUC erred in its decision to determine capital funding using 2018-2022 historical capital investments without consideration for funding of new capital programs included in the company's 2023 cost of service revenue requirement as approved by the AUC. In March 2025, the Court of Appeal granted FortisAlberta permission to appeal, and a decision is expected in the first quarter of 2026.